UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014 (July 25, 2014)

Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36558	27-1996555
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

240 Greenwich Avenue
Greenwich, Connecticut 06830
(Address of Principal Executive Offices, including Zip Code)

(203) 861-0900
(Registrant’s Telephone Number, including Area Code)

Townsquare Media, LLC

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Plan of Conversion

In connection with the initial public offering, the Issuer was converted (the “Conversion”) into a Delaware corporation named Townsquare Media, Inc. (the “Corporation”) pursuant to a Plan of Conversion, dated July 25, 2014 (the “Plan of Conversion”). As part of the conversion, the existing units of Townsquare Media, LLC (the “LLC”) were converted into Class A Common Stock, Class B Common Stock and Class C Common Stock of the Corporation and warrants to purchase existing units of the LLC were converted into warrants to purchase Class A Common Stock of the Corporation.

The Plan of Conversion is filed herewith as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Plan of Conversion is qualified in its entirety by reference to the actual agreement.

Warrant Agreement

In connection with the Conversion, the Corporation entered into a warrant agreement, dated July 25, 2014 (the “Warrant Agreement”), with the holders of warrants to purchase Class A Common Units and warrants to purchase Class A Preferred Units of the LLC. The Warrant Agreement sets forth the terms of the warrants to purchase shares of Class A common stock of the Corporation into which such warrant holders’ warrants were converted pursuant to the Plan of Conversion.. The warrants are subject to certain transfer restrictions and are immediately exercisable for an exercise price of $0.0001 per share of Class A Common Stock. The warrants expire on the tenth anniversary of the date of the Warrant Agreement.

The Warrant Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference. The foregoing description of the Warrant Agreement is qualified in its entirety by reference to the actual agreement.

Registration Agreement

In connection with the initial public offering, the Corporation entered into a second amended and restated registration agreement, dated July 29, 2014 (the “Registration Agreement”) with certain affiliates of Oaktree Capital Management, L.P. (“Oaktree”), GE Capital Corporation (“GE Capital”), SOF Investments L.P. and certain other of its stockholders. Pursuant to the Registration Agreement, Oaktree has the ability to cause the Corporation to register shares of Class A common stock held by Oaktree. In addition, Oaktree, GE Capital and such other equity holders have the right to participate in certain registrations by the Corporation of its equity securities.

The Registration Agreement is filed herewith as Exhibit 10.3 and incorporated herein by reference. The foregoing description of the Registration Agreement is qualified in its entirety by reference to the actual agreement.

Stockholders’ Agreement

In connection with the initial public offering, the Corporation entered into a stockholders’ agreement, dated July 29, 2014 (the “Stockholders’ Agreement”) with Oaktree, FiveWire Media Ventures LLC (“FiveWire”), Steven Price, Stuart Rosenstein, Alex Berkett and Dhruv Prasad (together with FiveWire, the “FiveWire Holders”). Under the Stockholders’ Agreement, certain funds managed by Oaktree have the right to designate three director designees to the Corporation’s board of directors so long as Oaktree beneficially owns at least 33.3% of the number of shares of common stock it held immediately following the consummation of the initial public offering. Each of the directors designated by Oaktree have two votes on each matter until Oaktree ceases to beneficially own at least 70.0% of the number of shares of common stock it will hold immediately following the consummation of the initial public offering. These director designees will be voted upon by our stockholders.

In addition, for so long as Oaktree beneficially owns at least one-third of the number of shares of common stock it held immediately following the consummation of the initial public offering, each FiveWire Holder will take all necessary actions to cause the election of such Oaktree director designees.

Furthermore, pursuant to the Stockholders’ Agreement, each FiveWire Holder granted to Oaktree an irrevocable proxy to vote their shares of Class B common stock, which shall remain in effect for so long as Oaktree beneficially owns at least 50% of the number of shares of common stock it held immediately following the consummation of the initial public offering. Such proxy is assignable by Oaktree to any single transferee, or group of affiliated transferees, of all of the shares of common stock beneficially owned by Oaktree immediately following the consummation of this offering.

The Stockholders’ Agreement is filed herewith as Exhibit 10.4 and incorporated herein by reference. The foregoing description of the Stockholders’ Agreement is qualified in its entirety by reference to the actual agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit
10.1	Plan of Conversion, dated as of July 25, 2014, by and among Townsquare Media, LLC, OCM POF AIF GAP Holdings, L.P. and OCM PF/FF Radio Holdings PT, L.P.

10.2	Warrant Agreement, dated as of July 25, 2014, by and among Townsquare Media, Inc., the persons set forth on Schedule I thereto, and any other registered holders of the Warrant Certificates (as defined therein) from time to time party thereto.

10.3	Second Amended and Restated Registration Agreement, dated as of July 29, 2014, by and among Townsquare Media, Inc., OCM POF IV AIF GAP Holdings, L.P., OCM PF/FF Radio Holdings PT, L.P. and the other persons signatory thereto.

10.4	Stockholders Agreement, dated as of July 29, 2014, by and among Townsquare Media, Inc., OCM POF IV GAP Holdings, L.P., OCM PF/FF Radio Holdings PT, L.P., FiveWire Media Ventures, LLC, Steven Price, Stuart Rosenstein, Alex Berkett, Scot Schatz and Dhruv Prasad.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

Date: July 31, 2014	By:	/s/ Alex Berkett
	Name:	Alex Berkett
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Plan of Conversion, dated as of July 25, 2014, by and among Townsquare Media, LLC, OCM POF AIF GAP Holdings, L.P. and OCM PF/FF Radio Holdings PT, L.P.

10.2	Warrant Agreement, dated as of July 25, 2014, by and among Townsquare Media, Inc., the persons set forth on Schedule I thereto, and any other registered holders of the Warrant Certificates (as defined therein) from time to time party thereto.

10.3	Second Amended and Restated Registration Agreement, dated as of July 29, 2014, by and among Townsquare Media, Inc., OCM POF IV AIF GAP Holdings, L.P., OCM PF/FF Radio Holdings PT, L.P. and the other persons signatory thereto.

10.4	Stockholders Agreement, dated as of July 29, 2014, by and among Townsquare Media, Inc., OCM POF IV GAP Holdings, L.P., OCM PF/FF Radio Holdings PT, L.P., FiveWire Media Ventures, LLC, Steven Price, Stuart Rosenstein, Alex Berkett, Scot Schatz and Dhruv Prasad.